                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   8
Statement of Operations..........................   9
Statement of Changes in Net Assets...............  10
Financial Highlights.............................  11
Notes to Financial Statements....................  12
Independent Accountants' Report..................  16
Dividend Reinvestment Plan.......................  17

VPQ ANR 10/96

                             LETTER TO SHAREHOLDERS

October 2, 1996

Dear Shareholder,
    As you may be aware, an agreement
was reached in late June for VK/AC
Holding Inc., the parent company of
Van Kampen American Capital, Inc., to
be acquired by Morgan Stanley Group                   [PHOTO]
Inc. While this announcement may
appear commonplace in an
ever-changing financial industry, we
believe it represents an exciting
opportunity for shareholders of our     DENNIS J. MCDONNELL AND DON G. POWELL
investment products.
    With Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
    The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect very little change in the way your mutual fund account is maintained and serviced.
    A proxy was mailed to you that explains the acquisition and asks for your vote of approval. We value our relationship with you and look forward to communicating more details of this transaction, which is anticipated to close in October.

ECONOMIC REVIEW AND OUTLOOK

    The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1995, real GDP (the nation's gross domestic product, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as anticipated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 3.0 percent rise in retail sales in the first eight months of this year (a 4.3 percent rise during the reporting period).
    In the manufacturing sector, economic reports, such as the National Association of Purchasing Managers Index, suggest a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this momentum.
    Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year. Meanwhile, the closely watched "core" Consumer Price Index, which excludes volatile food

                                                           Continued on page two
and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year. In general, recent reports have suggested an upward creep in labor-related costs. The Producer Price Index, which measures prices paid by wholesalers to producers, has indicated low wholesale prices in the past three months, from June through August.
    We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and a continuation of the current trading range for yields on long-term bonds.

[PIE CHART]

PORTFOLIO COMPOSITION BY CREDIT QUALITY


AS OF AUGUST 31, 1996           AS OF FEBRUARY 29, 1996
AAA        56.1%                AAA       55.8%
BBB        20.1%                BBB       20.4%
A          11.6%                A         13.4%
AA          5.8%                AA         4.0%
BB          4.4%                B          4.0%
Non-Rated   2.0%                Non-Rated  2.0%
                                BB         0.4%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moddy's rating is used.

PERFORMANCE SUMMARY

    For the 12-month period ended August 31, 1996, the Trust generated a total return at market price of 12.52 percent(1), including reinvestment of income dividends totaling $1.0920 and capital gains of $0.0079 per share. The Trust offered a tax-exempt distribution rate of 6.38 percent(3), based on the closing common stock price of $17.125 per share on August 31, 1996. Because income distributions from the Trust are exempt from federal and state income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 10.26 percent(4) (for Pennsylvania residents in the 37.8 percent combined federal and state income tax bracket).

MUNICIPAL MARKET REVIEW AND OUTLOOK

    We witnessed significant movement in municipal bond yields during the first six months of 1996. Early in the period, the Fed lowered rates in order to energize the economy and bond prices increased. By late February, however, the markets became concerned that the Fed would reverse its strategy and raise rates. As a result, yields, as measured by the Bond Buyer 40 Municipal Bond Index, rose from 5.6 percent to 6.0 percent during the first six months of 1996.

                                                         Continued on page three

    We believe market conditions for municipal bonds are poised for improvement in the second half of 1996. Three major factors contribute to our optimism:

- Near-term concerns about the implementation of major tax reform have faded. In early 1996, the municipal market was wary of the growing political sentiment for tax reform, which could have eroded the value of the market's tax-exempt status. However, the momentum slowed substantially and now appears to be on the back burner until after the 1996 presidential election. This has added stability to the municipal market.

- For high-income households, tax-exempt bonds provide an attractive after-tax alternative. Municipal bond yields have elevated to a point where taxable equivalent yields range between 8.5 and 10 percent for investors in the 31 percent tax bracket or higher.

- Recent volatility in the equity markets, coupled with higher interest rates, are leading individual investors, as well as institutions, to reexamine their allocation of assets. In general, this translates into an increased emphasis on fixed-income investments, which should lend support to the municipal market.

    Looking ahead, inflation fears and concerns about economic growth may continue to influence the municipal bond market and trust performance results. Nevertheless, we are optimistic that tax-exempt securities will produce attractive results for investors during the remainder of 1996.
    We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1996

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST
                            (NYSE TICKER SYMBOL-VPQ)

 COMMON SHARE TOTAL RETURNS


One-year total return based on market price(1).............    12.52%
One-year total return based on NAV(2)......................     5.71%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................     6.38%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    10.26%

 SHARE VALUATIONS

Net asset value............................................   $ 16.55
Closing common stock price.................................   $17.125
One-year high common stock price (12/12/95)................   $17.500
One-year low common stock price (10/19/95).................   $16.000
Preferred share rate(5)....................................     3.42%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          PENNSYLVANIA   91.2%
$ 6,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)...........................  6.625%    01/01/22  $ 6,806,215
  7,475   Allegheny Cnty, PA Hosp Dev Auth Rev Saint
          Margaret Mem Hosp...............................  7.125     10/01/21    7,704,258
  2,575   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *     12/01/08    1,315,078
  2,580   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *     06/01/09    1,266,187
  1,645   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *     12/01/09      785,093
  2,475   Allentown, PA Area Hosp Auth Rev Sacred Heart
          Hosp of Allentown...............................  7.500     07/01/06    2,619,738
  2,690   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.200     11/01/06    2,654,062
  5,500   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.500     11/01/16    5,296,665
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hosp Rev
          Bryn Mawr Rehab Hosp Rfdg (Prerefunded @
          07/01/02).......................................  6.900     07/01/07    1,122,770
  1,150   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     03/01/03      830,955
  1,130   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     09/01/03      796,356
  1,195   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     03/01/04      815,396
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     09/01/04      811,507
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     03/01/05      784,570
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     09/01/05      764,464
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     03/01/06      738,015
  1,020   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     09/01/06      600,923
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     03/01/07      692,875
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     09/01/07      674,453
  1,190   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     03/01/08      633,259
  1,205   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     09/01/08      623,901
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *     09/01/09      590,443
  7,310   Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
          Osteopathic Hosp Rfdg...........................  7.375     06/01/16    7,586,976
  6,000   Delaware Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Philadelphia Elec Co Proj.......................  7.375     04/01/21    6,362,520
 18,000   Emmaus, PA Genl Auth Rev Local Govt Pool G (FGIC
          Insd)...........................................  7.000     05/15/18   19,582,200
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
          Med Rfdg (FHA Gtd)..............................  7.000     08/01/22    4,186,160
    780   Lancaster, PA Indl Dev Auth Coml Rev First Mtg
          Kmart Corp Ser A Rfdg...........................  7.100     09/15/07      748,363
  4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
          Rehab Hosp......................................  7.500     11/15/21    4,127,720

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 5,500   Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
          Hosp Ser B (Prerefunded @ 07/15/99).............  8.100%    07/15/10  $ 6,133,435
  3,100   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Abington Hosp (AMBAC Insd)..................  6.000     06/01/16    3,099,628
    950   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.000     11/15/99      994,973
  1,250   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.350     11/15/05    1,315,562
  2,345   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  6.875     11/15/20    2,358,929
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recovery........................................  7.500     01/01/12    6,381,900
  2,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
          MacMillan Ltd Partnership Proj..................  7.600     12/01/20    2,199,040
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)...................................  7.000     04/01/24    1,040,410
  2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          37B.............................................  5.600     10/01/25    2,363,050
  2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          42..............................................  6.850     04/01/25    2,077,260
  3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          52B (b).........................................  6.250     10/01/24    2,984,070
  7,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)...  6.800     06/15/22    7,727,860
 17,015   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser A (AMBAC Insd) (c)...........  7.050     10/01/16   17,857,753
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Hahnemann Univ Proj (MBIA Insd)........  7.200     07/01/19    1,091,910
  3,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Trustees Univ Ser A....................  6.625     01/01/17    3,027,780
  2,200   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/99).......  8.375     03/01/11    2,439,866
  4,250   Philadelphia, PA Arpt Rev Ser A (AMBAC Insd)....  6.100     06/15/25    4,240,947
  3,000   Philadelphia, PA Gas Wks Rev Ser 14 (FSA Insd)..  6.250     07/01/08    3,175,980
  2,000   Philadelphia, PA Gas Wks Rev Ser 14 (Cap Guar
          Insd)...........................................  6.375     07/01/14    2,103,140
  3,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
          Rev Frankford Hosp Ser A........................  6.000     06/01/14    2,918,340
  7,165   Philadelphia, PA Muni Auth Rev Justice Lease Ser
          B (Prerefunded @ 11/15/01) (FGIC Insd)..........  7.125     11/15/18    8,090,790
  5,000   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.500     08/01/10    5,700,900
  5,500   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.000     08/01/18    6,063,530

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 3,000   Philadelphia, PA Wtr & Wastewtr Rev (MBIA
          Insd)...........................................  5.625%    06/15/08  $ 3,054,120
  2,000   Philadelphia, PA Wtr & Wastewtr Rev Reg Fixed
          Airs (FGIC Insd)................................  5.650     06/15/12    1,952,920
                                                                                ------------
                                                                                181,915,215
                                                                                ------------
          PUERTO RICO  5.9%
 14,000   Puerto Rico Comwlth Pub Impt Rfdg...............      *     07/01/04    9,256,520
  1,560   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg....  6.000     07/01/14    1,553,931
    990   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser K Rfdg..................................  6.600     07/01/04    1,061,122
                                                                                ------------
                                                                                 11,871,573
                                                                                ------------
          U. S. VIRGIN ISLANDS  2.0%
  3,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg..................................  7.250     10/01/18    3,986,138
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  99.1%
  (Cost $184,964,256)(a)......................................................  197,772,926
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%...................................    1,710,677
                                                                                ------------
NET ASSETS  100%.............................................................. $199,483,603
                                                                               ============

 * Zero coupon bond

(a) At August 31, 1996, cost for federal income tax purposes is $184,964,256; the aggregate gross unrealized appreciation is $12,979,202 and the aggregate gross unrealized depreciation is $170,532, resulting in net unrealized appreciation of $12,808,670.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $184,964,256) (Note 1)...............  $197,772,926
Cash....................................................................     1,804,930
Interest Receivable.....................................................     3,361,194
Unamortized Organizational Expenses (Note 1)............................           427
Other...................................................................         3,831
                                                                           -----------
      Total Assets......................................................   202,943,308
                                                                           -----------
LIABILITIES:
Payables:
  Securities Purchased..................................................     3,027,605
  Investment Advisory Fee (Note 2)......................................       119,216
  Income Distributions - Common and Preferred Shares....................       103,578
  Administrative Fee (Note 2)...........................................        34,062
  Distributor and Affiliates (Note 2)...................................        15,886
Accrued Expenses........................................................       113,127
Deferred Compensation and Retirement Plans (Note 2).....................        46,231
                                                                           -----------
      Total Liabilities.................................................     3,459,705
                                                                           -----------
NET ASSETS..............................................................  $199,483,603
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,300 issued with liquidation preference of $50,000 per share) (Note 5).....  $ 65,000,000
                                                                           -----------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 8,127,899 shares issued and outstanding) (Note 3).........        81,279
Paid in Surplus.........................................................   120,217,495
Net Unrealized Appreciation on Investments..............................    12,808,670
Accumulated Undistributed Net Investment Income.........................     1,056,223
Accumulated Net Realized Gain on Investments............................       319,936
                                                                           -----------
      Net Assets Applicable to Common Shares............................   134,483,603
                                                                           -----------
NET ASSETS..............................................................  $199,483,603
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($134,483,603 divided by 8,127,899
  shares outstanding)...................................................  $      16.55
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest................................................................  $ 12,843,372
                                                                          ------------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     1,409,688
Administrative Fee (Note 2).............................................       402,768
Preferred Share Maintenance (Note 5)....................................       180,606
Trustees Fees and Expenses (Note 2).....................................        28,028
Legal (Note 2)..........................................................        16,265
Amortization of Organizational Expenses (Note 1)........................         6,010
Other...................................................................       237,371
                                                                          ------------
    Total Expenses......................................................     2,280,736
                                                                          ------------
NET INVESTMENT INCOME...................................................  $ 10,562,636
                                                                          ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments........................................  $    319,936
                                                                          ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................    13,659,809
  End of the Period:
    Investments.........................................................    12,808,670
                                                                          ------------
Net Unrealized Depreciation on Securities During the Period.............      (851,139)
                                                                          ------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..........................  $   (531,203)
                                                                          ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................  $ 10,031,433
                                                                          ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                           Year Ended        Year Ended
                                                         August 31, 1996   August 31, 1995
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 10,562,636    $ 10,771,552
Net Realized Gain on Securities..........................         319,936          83,835
Net Unrealized Appreciation/Depreciation on Securities
  During the  Period.....................................        (851,139)      2,757,155
                                                              ----------      -----------
Change in Net Assets from Operations.....................      10,031,433      13,612,542
                                                              ----------      -----------
Distributions from Net Investment Income:
  Common Shares..........................................      (8,851,145)     (8,829,797)
  Preferred Shares.......................................      (2,392,144)     (2,525,157)
                                                              ----------      -----------
                                                              (11,243,289)    (11,354,954)
                                                              ----------      -----------
Distributions from Net Realized Gain on Investments:
  Common Shares..........................................         (64,224)        (16,968)
  Preferred Shares.......................................         (19,611)         (3,068)
                                                              ----------      -----------
                                                                  (83,835)        (20,036)
                                                              ----------      -----------
Total Distributions......................................     (11,327,124)    (11,374,990)
                                                              ----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      (1,295,691)      2,237,552
FROM CAPITAL TRANSACTIONS (NOTE 3):
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................         521,036         335,636
                                                              ----------      -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....................        (774,655)      2,573,188
NET ASSETS:
Beginning of the Period..................................     200,258,258     197,685,070
                                                              ----------      -----------
End of the Period (Including undistributed net investment
  income of $1,056,223 and $1,732,284, respectively).....    $199,483,603    $200,258,258
                                                              ----------      -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

---------------------------------------------------------------------------------------------------
                                                                               September 27, 1991
                                                                                 (Commencement
                                            Year Ended August 31                 of Investment
                                     ----------------------------------          Operations) to
                                    1996         1995       1994       1993     August 31, 1992
---------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)...     $16.705    $16.431    $17.987    $16.387             $14.788
                                    -------      ------     ------     ------              ------
  Net Investment Income.........       1.302      1.331      1.338      1.344               1.092
  Net Realized and Unrealized
    Gain/Loss on Securities.....       (.064)      .349     (1.544)     1.685               1.460
                                    -------      ------     ------     ------              ------
Total from Investment
  Operations....................       1.238      1.680      (.206)     3.029               2.552
                                    -------      ------     ------     ------              ------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..............       1.092      1.092      1.092      1.042                .754
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....        .295       .312       .214       .186                .199
  Distributions from Net
    Realized  Gain on Securities:
    Paid to Common
      Shareholders..............        .008       .002       .039       .161                 -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....        .002        -0-       .005       .040                 -0-
                                    -------      ------     ------     ------              ------
Total Distributions.............       1.397      1.406      1.350      1.429                .953
                                    -------      ------     ------     ------              ------
Net Asset Value, End of the
  Period........................     $16.546    $16.705    $16.431    $17.987             $16.387
                                    =======      ======     ======     ======              ======
Market Price Per Share at End of
  the Period....................     $17.125    $16.250    $16.125    $17.625             $15.750
Total Investment Return at
  Market Price (b)..............      12.52%      8.02%     (2.22%)    20.26%             10.22%*
Total Return at Net Asset Value
  (c)...........................       5.71%      8.90%     (2.45%)    17.85%             14.65%*
Net Assets at End of the Period
  (In millions).................     $ 199.5    $ 200.3     $197.7    $ 210.0             $ 197.0
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares........................       1.67%      1.73%      1.64%      1.64%               1.58%
Ratio of Expenses to Average Net
  Assets (d)....................       1.13%      1.15%      1.12%      1.11%               1.11%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d)...........................       5.99%      6.37%      6.54%      6.85%               6.28%
Portfolio Turnover..............         13%        15%         1%         4%                55%*

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.212 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs are being amortized on a straight line basis over the 60 month period ending September 26, 1996. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $4,592 have been reclassified from accumulated undistributed net investment income to paid in surplus.

    For the year ended August 31, 1996, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. Additionally during the period, the Trust paid long-term capital gains of $83,835. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

                                August 31, 1996
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1996, the Trust recognized expenses of approximately $20,700 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At August 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. CAPITAL TRANSACTIONS

At August 31, 1996 and 1995, paid in surplus related to common shares aggregated $120,217,495 and $119,701,364, respectively.

    Transactions in common shares were as follows:

                                                  YEAR ENDED      YEAR ENDED
                                             AUGUST 31, 1996    AUGUST 31, 1995
-------------------------------------------------------------------------------
Beginning Shares......................             8,096,647          8,075,216
Shares Issued Through Dividend
  Reinvestment........................                31,252             21,431
                                                   ---------          ---------
Ending Shares.........................             8,127,899          8,096,647
                                                   =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $25,388,265 and $25,638,361 respectively.

                                August 31, 1996
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,300 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on August 31, 1996, was 3.42% and for the year ended August 31, 1996, the rates ranged from 3.40% to 4.45%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Pennsylvania Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Pennsylvania Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Pennsylvania Quality Municipal Trust as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 11, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                     2800 Post Oak Blvd., Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

WILLIAM N. BROWN*
PETER W. HEGEL*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1996
     All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

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                                       20